FDIC loss share (expense) income	12 Months Ended
Dec. 31, 2015
Disclosure Text Block
FDIC Loss Share (Expense) Income

Note 40 – FDIC loss share income (expense)

The caption of FDIC loss-share income (expense) in the consolidated statements of operations consists of the following major categories:

	Years ended December 31,
(In thousands)	2015	2014	2013
Amortization of loss share indemnification asset	$(66,238)	$(189,959)	$(161,635)
Reversal of accelerated amortization in prior periods	-	12,492	-
80% mirror accounting on credit impairment losses[1]	15,658	32,038	60,454
80% mirror accounting on reimbursable expenses	73,205	58,117	50,985
80% mirror accounting on recoveries on covered assets, including rental income
on OREOs, subject to reimbursement to the FDIC	(13,836)	(13,124)	(16,057)
80% mirror accounting on amortization of contingent liability
on unfunded commitments	-	-	(473)
Change in true-up payment obligation	9,559	(1,791)	(15,993)
Other	1,714	(797)	668
Total FDIC loss share income (expense)	$20,062	$(103,024)	$(82,051)
[1] Reductions in expected cash flows for ASC 310-30 loans, which may impact the provision for loan losses, may consider reductions in both principal and interest cash flow expectations. The amount covered under the FDIC loss sharing agreements for interest not collected from borrowers is limited under the agreements (approximately 90 days); accordingly, these amounts are not subject fully to the 80% mirror accounting.

The negative amortization of the FDIC’s Indemnification Asset for the year ended December 31, 2015 includes a $10.9 million expense related to losses incurred by the corporation that were not claimed to the FDIC before the expiration of the loss-share portion of the agreement on June 30, 2015, and that are not subject to the ongoing arbitrations.